UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

        Bird Global, Inc.
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT BY HOLDER OF
A MAJORITY OF THE AGGREGATE VOTING POWER OF
ALL OUTSTANDING SHARES OF CAPITAL STOCK OF BIRD GLOBAL, INC.

Dear Stockholders of Bird Global, Inc.:

This notice and the accompanying information statement (the “Information Statement”) are being furnished to the stockholders of Bird Global, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”) as of each of the Record Dates (as defined in the Information Statement). The purpose of the Information Statement is to inform you of actions taken by Travis VanderZanden, the holder of a majority of the voting power of the outstanding shares of our capital stock (the “Majority Stockholder”), approving (a) the issuance of shares of our Class A common stock, par value $0.0001 per share (“Class A Common Stock”), upon the conversion of certain outstanding convertible notes (the “Issuance”), (b) an amendment (the “Plan Amendment”) to the Bird Global, Inc. 2021 Incentive Award Plan (the “2021 Plan”), and (c) the election of two directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified (the “Director Elections” and, together with the Issuance and the Plan Amendment, the “Stockholder Actions”). The 2021 Plan, as amended by the Plan Amendment, is attached to the Information Statement as Exhibit B-1.

As of the close of business on the December, February and March Record Date, we had 10,598,800, 11,366,887 and 11,366,732 shares of Class A Common Stock issued and outstanding, respectively and 1,381,398 shares of Class X Common Stock issued and outstanding. On July 24, 2023, the Majority Stockholder owned 184,132 shares of our Class A Common Stock and 1,381,398 shares of Class X Common Stock, which is over 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis, and has held at least 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis as of the close of Business on each of the Record Dates.

Our board of directors (our “Board”) unanimously approved and recommended the Stockholder Actions for approval by our stockholders, and the Majority Stockholder approved the Stockholder Actions, in each case pursuant to the Delaware General Corporation Law (the “DGCL”), the Company’s certificate of incorporation (the “Certificate”), and the Company’s bylaws (the “Bylaws”). The written consent of a majority of the voting power of the Company’s issued and outstanding voting securities is sufficient to approve the Stockholder Actions under the DGCL, Certificate, and Bylaws, and the Board is not soliciting your proxy or consent in connection with the Stockholder Actions.

This notice and the Information Statement are being furnished to inform our stockholders of the Stockholder Actions in accordance with the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 228(e) of the DGCL. Under Rule 14c-2 of the Exchange Act, the Stockholder Actions relating to the Issuance and Plan Amendment will be deemed effective on October 5, 2023, which date is at least 20 days from the date that the accompanying Information Statement is first made available to our stockholders. The Stockholder Action relating to the Director Elections will be deemed effective on March 26, 2023, which date is the date in which the Majority Stockholder executed an action by written consent relating to the Director Elections and delivered the same to the Board. This notice and the Information Statement are being mailed to our stockholders on or about September 15, 2023.

We urge you to read the entire Information Statement carefully for a more complete description of these matters.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. IT IS NOT A NOTICE OF MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Ellen Beardsley
Ellen Beardsley
Corporate Secretary
September 15, 2023

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PURPOSE OF INFORMATION STATEMENT

This information statement (this “Information Statement”) is being made mailed on or about September 15, 2023 to the holders of record of the Class A common stock, par value $0.0001 per share (our “Class A Common Stock”), and the Class X common stock, par value $0.0001 per share (our “Class X Common Stock” and, together with our Class A Common Stock, our “Common Stock”), of Bird Global, Inc. (the “Company,” “Bird,” “we,” “us,” or “our”) as of the close of business on each of the Record Dates (as defined below). This Information Statement is distributed to inform our stockholders of actions taken by Travis VanderZanden (the “Majority Stockholder”), the holder of a majority of the voting power of the outstanding shares of our Common Stock as of each of the Record Dates.

OVERVIEW OF STOCKHOLDER ACTIONS

The Majority Stockholder took the following actions by written consent (collectively, the “Stockholder Actions”), each of which is further described in the related portion of this Information Statement, as of the respective dates set forth below:

1.on December 30, 2022 (the “December Record Date”), the Majority Stockholder executed and delivered to us a written consent (the “December Consent”) approving, among other things, the issuance of shares of our Class A Common Stock upon the conversion of certain outstanding convertible notes (the “Issuance”);

2.on February 7, 2023 (the "February Record Date”), the Majority Stockholder executed and delivered to us a written consent (the “February Consent”) approving an amendment (the “Plan Amendment”) to the Bird Global, Inc. 2021 Incentive Award Plan (the “2021 Plan” and, as amended by the Plan Amendment, the “Amended Plan”); and

3.on March 26, 2023 (the “March Record Date” and, collectively with the December Record Date and February Record Date, the “Record Dates”), the Majority Stockholder executed and delivered to us a written consent (the “March Consent” and, collectively with the December Consent and February Consent, the “Stockholder Consents”) approving the election of two individuals to serve as directors until the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and until their successors are duly elected and qualified or until their earlier death, resignation or removal (the “Director Elections”).

The Stockholder Actions relating to the Issuance and Plan Amendment will be deemed effective on October 5, 2023, which date is at least 20 days from the date that the accompanying Information Statement is first made available to our stockholders. The Stockholder Action relating to the Director Elections will be deemed effective on March 26, 2023, which date is the date in which the Majority Stockholder executed the March Consent relating to the Director Elections and delivered the same to our board of directors (the “Board”).

Copies of the December Consent, February Consent and March Consent are attached to this Information Statement as Exhibit A-1, A-2 and A-3, respectively. A copy of the Amended Plan is attached to this Information Statement as Exhibit B-1.

VOTES REQUIRED
The Board is not soliciting your consent or proxy in connection with the Stockholder Actions, and no consents or proxies are being requested from stockholders.

Pursuant to our Certificate and except as otherwise required by law, holders of Class A Common Stock are entitled to one vote per share of Class A Common Stock and holders of our Class X Common Stock are entitled to 20 votes per share of Class X Common Stock.

Section 228 of the Delaware General Corporation Law (the “DGCL”) provides that stockholders of the Company may act by written consent without a meeting unless the Certificate provides otherwise. Article VII, Section A, of our Certificate provides, in relevant part, that until the Sunset Date (as defined in our Certificate), stockholders of the Company may act without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

As of the close of business on the December, February and March Record Date, we had 10,598,800, 11,366,887 and 11,366,732 shares of Class A Common Stock issued and outstanding, respectively and 1,381,398 shares of Class X Common Stock issued and outstanding. On July 24, 2023, the Majority Stockholder owned 184,132 shares of our Class A Common Stock and 1,381,398 shares of Class X Common Stock, which is over 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis, and continuously held at least 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis as of the close of Business on each of the Record Dates.

On May 18, 2023, following a special meeting of stockholders at which our stockholders granted the Board the authority to effect a reverse stock split and reduce the number of authorized shares of our Common Stock by a corresponding ratio to the reverse stock split, the Board approved a reverse stock split at a ratio of one-for-twenty-five and we filed a certificate of amendment with the Secretary of State of the State of Delaware to effect the reverse stock split and authorized share reduction. All of the share amounts set forth in this Information Statement reflect the effectiveness of the reverse stock split.

Issuance

The DGCL permits, and Article VII, Section A, of our Certificate and Article II, Section 2.11, of our Bylaws provide, that approval of the Issuance requires the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the Company entitled to vote on the Issuance as of the December Record
Date.

Plan Amendment

The DGCL permits, and Article VII, Section A, of our Certificate and Article II, Section 2.11, of our Bylaws provide, that approval of the Plan Amendment requires the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the Company entitled to vote on the Plan Amendment as of the February Record Date.

Director Elections

The DGCL permits, and Article VI, Section D, of our Certificate and Article III, Section 3.4, of our Bylaws provide, in relevant part, that until the Sunset Date, vacant directorships on the Board may be filled only by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the Company entitled to vote at an election of directors. The vote required to approve the Director Elections was the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the Company entitled to vote on the election of directors as of the March Record Date.

VOTES OBTAINED

Our Board unanimously approved and recommended the Stockholder Actions for approval by our stockholders. The Majority Stockholder approved each of the Stockholder Actions by delivering to us the Stockholder Consents without a meeting and without a vote in accordance with Section 228 of the DGCL and pursuant to our Certificate and Bylaws. Consequently, each of the Stockholder Actions was approved with the consent of the Majority Stockholder, who on July 24, 2023 owned 184,132 shares of our Class A Common Stock and 1,381,398 shares of

Class X Common Stock, which is over 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis, and has continuously held at least 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis as of the close of Business on each of the Record Dates.

EFFECTIVENESS OF THE STOCKHOLDER ACTIONS

Under Rule 14c-2 of the Exchange Act, the Stockholder Actions relating to the Issuance and the Plan Amendment described herein will not become effective until 20 calendar days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof. The Stockholder Action relating to the Director Elections will be deemed effective as of March 26, 2023, the effective date of the March Consent, and was delivered by the Majority Stockholder to the Board.

ISSUANCE

General

On December 30, 2022, we issued and sold an aggregate principal amount of $30.0 million of our 12.0% Convertible Senior Secured Notes due 2027 (the “Initial Notes”), pursuant to that certain Note Purchase Agreement, dated as of December 30, 2023 (as modified, amended and supplemented from time to time in accordance therewith, the “Note Purchase Agreement”), with certain purchasers named therein and U.S. Bank Trust Company, National Association, as collateral agent.

On January 3, 2022, we issued and sold an additional aggregate principal amount of approximately $27.0 million of our 12.0% Convertible Senior Secured Notes due 2027 (the “Acquisition Notes”) in exchange for 100% of the issued and outstanding shares of Bird Canada, Inc. (“Bird Canada”), which entity was merged into the Company (the “Bird Canada Acquisition”).

On March 19, 2023, we issued and sold an additional aggregate principal amount of $2.75 million of our 12.0% Convertible Senior Secured Notes due 2027 (the “Follow-On Notes” and, together with the Initial Notes and the Acquisition Notes, the “Notes”) in private placement transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

The Notes are convertible pursuant to the terms of the Note Purchase Agreement, at our option, into shares of our Class A Common Stock (the shares issuable upon conversion of the Notes, the “Conversion Shares”) at a conversion rate of 3,473.4283 shares per $1,000 principal amount of the Notes, equivalent to a conversion price of approximately $0.2879 per Conversion Share, subject to specified anti-dilution adjustments, including adjustments for our issuance of Class A Common Stock below the conversion price. In addition, following certain corporate events that occur prior to the maturity date of the Notes, we will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such corporate event up to a maximum of 710.8696 Conversion Share per $1,000 principal amount of Notes. In certain circumstances, the conversion of the Notes will be limited unless we obtain stockholder approval to issue such Conversion Shares.

NYSE Listing Requirements and Stockholder Approval

Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) and we are subject to the NYSE’s listing standards. Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into common stock, if:

•such common stock or securities have, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or securities convertible into common stock; or

•the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into common stock.

As of the close of business on the December Record Date, we had 10,598,800 shares of Class A Common Stock issued and outstanding and 1,381,398 shares of Class X Common Stock issued and outstanding.

Subject to the terms and conditions set forth in the Note Purchase Agreement, assuming that we make all interest payments on the Notes in kind and settle all conversions of the Notes by delivering Conversion Shares to the maximum extent permitted under the Note Purchase Agreement and at the lowest share price and highest conversion rate permitted under the Note Purchase Agreement, the number of Conversion Shares issuable upon conversion of the Notes could be in excess of 8,312,280 (as adjusted pursuant to the applicable provisions of the Note Purchase Agreement) (the “Maximum Conversion Amount”).

Because the issuance of the Conversion Shares in an amount up to the Maximum Conversion Amount would represent approximately 39.3% of the issued and outstanding shares of our Class A Common Stock as of the December Record Date, after giving effect to such issuance of the Conversion Shares, such issuance would exceed the thresholds established by the Relevant NYSE Rules, we are required to obtain stockholder approval of the issuance of the Conversion Shares upon conversion of the Notes under NYSE rules.

On December 30, 2022, the Majority Stockholder executed and delivered to us the December Consent approving, among other things, the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount, including, for avoidance of doubt, for purposes of complying with the Requisite NYSE Rules (the “Issuance”).

The December Consent is sufficient to approve the Issuance and no further stockholder vote or other action is required.

PLAN AMENDMENT
General

On February 7, 2023, our Board adopted the Plan Amendment, which increased the aggregate number of shares of Class A Common Stock available for issuance under the Plan, as amended by the Plan Amendment to 3,772,184 shares.

Also on February 7, 2023, the Majority Stockholder executed and delivered to the Company the February Consent approving the Plan Amendment in accordance with the DGCL, the Certificate, and the Bylaws. No further vote of our stockholders is required. The Plan Amendment will not become effective until 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

The Plan Amendment and Amended Plan are described in more detail below. A copy of the Amended Plan is attached to this Information Statement as Exhibit B-1 and Exhibit B-2 (marked copy).

The 2021 Plan

The purpose of the Amended Plan is to enhance the Company’s ability to attract, retain, and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. The Board believes equity awards are necessary to remain competitive in our industry and essential to recruiting and retaining the highly qualified employees who will help us achieve our goals.

Material Features of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Amended Plan.

Eligibility and Administration

Employees, consultants, and directors of the Company and its subsidiaries are eligible to receive awards under the Amended Plan. We have approximately 200 employees globally, eight non-employee directors, and no other individual service providers who are eligible to receive awards under the Amended Plan.

The Amended Plan will continue to be administered by the Compensation Committee of the Board (or, with respect to awards granted to non-employee directors of the Company, by the full Board), which may delegate its duties and responsibilities to one or more committees of the Company’s directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the Amended Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the Amended Plan, to interpret the Amended Plan and award agreements and to adopt, amend and repeal rules for the administration of the Amended Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Amended Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Amended Plan.

Shares Available for Awards

The aggregate number of shares of Class A Common Stock that will be available for issuance under the Amended Plan will be equal to the sum of (a) 2,489,278, (b) any shares which, as of the original effective date of the Amended Plan, are subject to an award (each, a “Prior Plan Award”) outstanding under the Bird Global, Inc. Amended and Restated 2017 Stock Plan (the “2017 Plan”), and which, on or following the effective date of the Amended Plan, become available for issuance under the Amended Plan as provided in the Amended Plan, (c) a number of shares of Class A Common Stock and Class X Common Stock covering awards of Restricted Earnout Shares (as defined in the Amended Plan), and (d) the Management Reserve Shares (as defined in the Amended Plan). In addition, the number of shares of Class A Common Stock available for issuance under the Amended Plan will be annually increased on January 1 of each calendar year beginning in 2024 and ending in 2031 by an amount equal to the lesser of (i) 5% of the total number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year, or (ii) such smaller number of shares as is determined by the Board.

If an award under the Amended Plan or a Prior Plan Award expires, lapses, or is terminated, exchanged for, or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination, or cash settlement, be used again for new grants under the Amended Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award or Prior Award Plan will not reduce the shares available for grant under the Amended Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the Amended Plan will not reduce the shares available for grant under the Amended Plan. However, the following shares may not be used again for grant under the Amended Plan: (a) shares subject to stock appreciation rights (“SARs”) that are not issued in connection with the stock settlement of the SAR on exercise, and (b) shares purchased on the open market with the cash proceeds from the exercise of options.

During the five-year period ending on November 4, 2026 (the “Earnout Period”), we are entitled to issue awards of Restricted Earnout Shares covering restricted shares of Class A Common Stock and Class X Common Stock in satisfaction of our obligations under that certain Business Combination Agreement by and among Switchback II Corporation, a Cayman Islands exempted company, Maverick Merger Sub, a Delaware corporation, and the Company, dated as of May 11, 2021 (“the Business Combination Agreement”), which will reduce the number of Restricted Earnout Shares available for grant under the Amended Plan and, accordingly, the overall share limit. If any shares underlying these awards are forfeited or expire or lapse due to the termination of a holder’s status as an employee, director or consultant, the shares will be used again for future awards of Restricted Earnout Shares under the Amended Plan, in accordance with our obligations under the Business Combination Agreement. However, upon the expiration of the Earnout Period under the Business Combination Agreement, any awards of Restricted Earnout Shares and any shares that remain available for grant from the Restricted Earnout Shares under the Amended Plan will automatically be forfeited and will not become or again be available for awards under the Amended Plan.

In addition, we are entitled to grant awards of Management Reserve Shares (“Management Earnout Awards”) to certain members of our management team covering shares of Class A Common Stock, which will reduce the number of Management Reserve Shares available for grant under the Amended Plan and, accordingly, the overall share limit. Management Earnout Awards will be subject to the Earnout Vesting Conditions (as defined in the Amended Plan). In addition, Management Earnout Awards will be subject to time-vesting conditions as determined by the plan administrator in its sole discretion. If any shares underlying these awards are forfeited or expire or lapse due to the termination of a holder’s status as an employee, director or consultant (but not for failure to satisfy the applicable Earnout Vesting Conditions), such shares will, as applicable, become or again be available for Management Earnout Award grants under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended Plan but will count against the maximum number of shares that may be issued upon the exercise of incentive stock options (“ISOs”).
The Amended Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year, or director limit, may not exceed the amount equal to $1,000,000. Such limits shall not apply to the compensation for any non-employee director who serves in any capacity in addition to that of a non-employee director for which he or she receives additional compensation.

Awards

The Amended Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, dividend equivalents, restricted stock units (“RSUs”), and other stock- or cash-based awards. Certain awards under the Amended Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Internal Revenue Code of 1986 (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of Class A Common Stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

•Stock Options and SARs. Stock options provide for the purchase of shares of Class A Common Stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the Board, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

•Restricted Stock. Restricted stock is an award of nontransferable shares of Class A Common Stock (and, in some cases, Class X Common Stock) that are subject to certain vesting conditions and other restrictions.

•RSUs. RSUs are contractual promises to deliver shares of Class A Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares (i.e., dividend-equivalent rights). The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the Amended Plan.

•Other Stock- or Cash-Based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of Class A Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of Class A Common Stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

•Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Class A Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Certain Transactions

The plan administrator has broad discretion to take action under the Amended Plan, and to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended Plan and outstanding awards. In the event of a change in control (as defined in the Amended Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.

Repricing

The Board may, without approval of the stockholders, reduce the exercise price of any stock option or SAR, or cancel any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.

Plan Amendment and Termination

The Board may amend or terminate the Amended Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Amended Plan, may materially and adversely affect an award outstanding under the Amended Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The Amended Plan will remain in effect until the tenth anniversary of its original effective date, unless earlier terminated. No awards may be granted under the Amended Plan after its termination.

Foreign Participants, Clawback Provisions, Transferability and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the Amended Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended Plan, the plan administrator may, in its discretion, accept cash or check, shares of our Common Stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Material U.S. Federal Income Tax Consequences Relating to the Amended Plan

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•Non-Qualified Stock Options. If an optionee is granted an NSO under the Amended Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Class A Common Stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The Company or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The Company or its subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. The Company or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Because all Awards under the 2021 Plan are within the discretion of the Compensation Committee, neither the number nor the type of future Awards under the 2021 Plan to be received by or allocated to particular participants or groups of participants is presently determinable, except pursuant to our Director Compensation Program, each of our non-employee directors is expected to receive a grant of RSUs valued at approximately $185,000 at the 2023 annual stockholders meeting of the Company. Each of these awards will vest in full on the earlier to occur of the first anniversary of the grant date and the date of the next annual meeting following the grant date, subject to continued service. The number of RSUs each of these awards will be determined by dividing the value of the award by the volume-weighted average per-share price of the Company’s Class A Common Stock over the 20 trading day period ending on (and including) the applicable grant date.
Plan Benefits
The table below sets forth summary information concerning the number of shares of our Common Stock subject to awards granted to certain persons under the Amended Plan since its inception through July 24, 2023.

Name and Position		Number of Shares Underlying Stock Option Grants (#)	Number of Shares Underlying awards of Restricted Earnout Shares (#)(1)	Number of Shares Underlying Management Earnout Awards (#)(1)	Number of Shares Underlying RSUs (#)
Named Executive Officers:
Travis VanderZanden, Former Chief Executive Officer	—	—	—	—	—
Shane Torchiana, Chief Executive Officer		8,834	3076	30,000	227,813
Ben Lu, Former Chief Financial Officer	—	—	—	—	—
Lance Bradley, Former Chief Technology Officer					95,589
Michael Washinushi, Chief Financial Officer(2)		—	—	—	160,000
Stewart Lyons, President(2)		—	—	—	160,000
All Current Executive Officers as a Group	35,457	35,457	3,076	32,750	643,402
All Current Non-Executive Directors as a Group	41,748		410	—	9,534
Current Director Nominees		—	—	—	—
Each Associate of any of such Directors, Executive Officers, or Nominees	—	—	—	—	—
Each Other Person who Received or is to Receive 5% of such Options, Warrants or Rights	—	—	—	—	—
All Employees, including all Officers who are not Executive Officers, as a Group	145,011	385,109	34,809	174,000	904,960

(1)     Represents awards of Restricted Earnout Shares or, as applicable, Management Earnout Awards, assuming that all applicable performance goals were achieved.

(2)    Effective January 3, 2023, Mr. Washinushi was appointed Chief Financial Officer of the Company, and Mr. Lyons was appointed to the position of President of the Company.

Registration of Securities

We intend to file a registration statement on Form S-8 registering the new shares reserved for issuance under the Amended Plan in connection with the Plan Amendment.

Stockholder Approval

The approval of the Plan Amendment required the approval of the holders of a majority of the combined voting power of our outstanding Common Stock. As of the close of business on the February Record Date, we had 11,366,887 shares of Class A Common Stock issued and outstanding and 1,381,398 shares of Class X Common Stock issued and outstanding. On July 24, 2023, the Majority Stockholder owned 184,132 shares of our Class A Common Stock and 1,381,398 shares of Class X Common Stock, which is over 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis, and has held at least 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis as of the close of Business on the February Record Date. On February 7, 2023, the Majority Stockholder executed and delivered to us the February Consent approving the Plan Amendment in accordance with the DGCL, Certificate and Bylaws.

The February Consent is sufficient to approve the Issuance and no further stockholder vote or other action is required.

DIRECTOR ELECTIONS

General

Our Board is divided into three classes, Class I, Class II, and Class III. Each class of directors serves for a three-year term with one class of directors being elected by our stockholders annually. Our Board currently consists of six members (each a “Director” and collectively, the “Directors”) including: (i) Antonio Occhionero and Kevin Talbot (the “Class I Directors”); (ii) John Bitove and Jim Mutrie (Class II Directors); and (iii) Robert Komin and Racquel Russell (the “Class III Directors”). On the March Record Date, we had seven Directors, and one vacancy on the Board reserved for a Class II Director and one vacancy on the Board reserved for a Class III Director.

On March 26, 2023, the Majority Stockholder executed and delivered to us a written consent the March Consent pursuant to which Philip K. Ryan and Philip Evershed were elected as Directors to fill the vacant seats on our Board, with Mr. Ryan appointed as a Class II Director, for a term expiring at the 2023 Annual Meeting or until his successor is duly elected and qualified or until his earlier death, disqualification, resignation, or removal, and Mr. Evershed appointed as a Class I Director, for a term expiring at our annual meeting of stockholders to be held in 2025 or until his successor is duly elected and qualified or until his earlier death, disqualification, resignation, or removal (the “Director Elections”).

Stockholder Approval

The Director Elections required the approval of the holders of a majority of the combined voting power of our outstanding Common Stock. As of the close of business on the March Record Date, we had 11,366,732 shares of Class A Common Stock issued and outstanding and 1,381,398 shares of Class X Common Stock issued and outstanding. On July 24, 2023, the Majority Stockholder owned 184,132 shares of our Class A Common Stock and 1,381,398 shares of Class X Common Stock, which is over 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis, and has held at least 70% of the voting power of the outstanding shares of capital stock of the Company on a combined basis as of the close of Business on the March Record Date.

On March 26, 2023, the effective date of the March Consent, which relates to the approval of the Director Elections, and was delivered by our Majority Stockholder to the Company.

The March Consent is sufficient to effect the Director Elections and no further stockholder vote or other action is required.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our voting shares by:
•each person who is known to be the beneficial owner of more than 5% of our voting shares;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Percentage ownership of our voting securities is based on 11,558,371 shares of Class A Common Stock issued and outstanding, which includes Restricted Earnout Shares as well as restricted shares of Class A Common Stock issued upon early exercises of options, and 1,381,398 shares of Class X Common Stock issued and outstanding as of July 24, 2023. Shares of our Class A Common Stock that may be acquired by an individual or group within 60 days of July 24, 2023, pursuant to the exercise of options or warrants, the settlement of restricted stock units (the “RSUs”), the conversion of convertible promissory notes, or the conversion of Class X Common Stock, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
Unless otherwise noted, the business address of those listed in the table below is c/o Bird Global, Inc., 392 NE 191st Street #20388, Miami, Florida.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock(1)	% of Ownership		Combined Voting Power %
5% Stockholders
Entities affiliated with MKB Partners Funds(2)	1,454,804	11.2%		3.6%
Entities affiliated with Alate(3)	1,454,804	11.2%		3.6%
Entities affiliated with Relay Ventures Funds(4)	1,454,804	11.2%		3.6%
Entities affiliated with Obelysk Transport Funds(5)	1,454,804	11.2%		3.6%
Entities affiliated with FMR LLC(6)	1,422,727	12.3%		3.6%
Entities affiliated with Valor Equity Partners(7)	890,999	7.7%		2.3%
Directors and Executive Officers
Travis VanderZanden(8)	1,565,530	11.0%		70.6%
Shane Torchiana(9)	137,515	*		*
Benjamin Lu(10)	27,693	*		*
Lance Bradley(11)	26,967	*		*
Stewart Lyons(12)	360,558	*		*
Michael Washinushi(13)	40,608	*		*
John Bitove(14)	1,661,900	12.5%		4.0%
Philip Evershed(15)	20,000	*		*
Robert Komin(16)	13,136	*		*
James E. Mutrie(17)	584,464	4.9%		1.5%
Antonio Occhionero(18)	1,454,804	11.2%	*	3.6%
Racquel Russell(19)	12,582	*		*
Philip Ryan(20)	10,000	*		*
Kevin Talbot(21)	1,454,804	11.2%		3.6%
All directors and executive officers as a group (12 individuals)(22)	7,315,940	39.8%		75.9%

*Less than one percent
1.The information provided in this table is based on the Company’s records, information supplied to the Company by its executive officers, directors, and principal shareholders, and information contained in Schedules 13D and 13G filed with the SEC. In the case of Mr. VanderZanden, includes Class X Common Stock, a described in footnote 9.
2.Pursuant to a Schedule 13D filed with the SEC on January 20, 2023, consists of 1,454,804 shares of our Class A Common Stock held by MKB Partners Fund II International LP, MKB Partners Fund II LP, and MKB Partners Fund II GP Inc (collectively, the “MKB Funds”), which shares are issuable upon conversion of certain convertible promissory notes issued to the MKB Funds in connection with our acquisition of Bird Canada. MKB Partners Fund II GP Inc. is the general partner of MKB Partners International Fund II LP and MKB Partners Fund II, LP. Antonio Occhionero, a director of the Company, Kenneth MacKinnon, and Chanel Damphousse are the partners of MKP Partners Fund II GP Inc. As a result, each of these individuals may be deemed to share beneficial ownership of the shares of Class A Common Stock underlying the convertible promissory notes held of record by each of the MKB Funds. The address for each of the persons and entities identified in this footnote is 1 Place Ville Marie, Suite 3670, Montreal, QC H3B 3P2 Canada.
3.Pursuant to a Schedule 13D filed with the SEC on January 20, 2023, consists of 1,454,804 shares of our Class A Common Stock held by Alate I LP and Alate I GP, Inc. (collectively, the “Alate Entities”), which shares are issuable upon conversion of certain convertible promissory notes issued to the Alate Entities in connection with our acquisition of Bird Canada. Alate I GP Inc. is the general partner of Alate I LP. Michael Cooper, Jane Given, John Albright, Irfhan Rawji, Jay Jiang and Jeannette Wiltse are the sole partners of Alate I LP. The address for each of the persons and entities identified in this footnote is 446 Spadina Road, Suite 303, Toronto, ON M5P 3M2 Canada.

4.Pursuant to a Schedule 13D filed with the SEC on January 20, 2023, consists of 1,454,804 shares of our Class A Common Stock held by Relay Venture Funds III LP, Relay Ventures Parallel Funds III LP, and Relay Ventures Fund GP, Inc. (collectively, the “Relay Entities”), which shares are issuable upon conversion of certain convertible promissory notes issued to the Relay Entitles in connection with our acquisition of Bird Canada. Relay Ventures Fund GP Inc. is the general partner of Relay Ventures Parallel Funds III LP and Relay Ventures Parallel Funds III LP. Jeannette Wiltse, John Albright and Kevin Talbot, a director of the Company, are the sole partners of Relay Ventures Fund III LP and Relay Ventures Parallel Fund III LP. As such, Mr. Talbot may be deemed to have or share beneficial ownership of the securities held directly by the Relay Entities. The address for each of the persons and entities identified in this footnote is 446 Spadina Road, Suite 303, Toronto, ON M5P 3M2 Canada.
5.Pursuant to a Schedule 13D filed with the SEC on January 20, 2023, consists of 1,454,804 shares of our Class A Common Stock held by Obelysk Transport LP, Obelysk Transport GP Inc. (collectively, the “Obelysk Entities”), which shares are issuable upon conversion of certain convertible promissory notes issued to the Obelyssk Entitles in connection with our acquisition of Bird Canada, and John Ivan Bitove, one of the Company's directors. Transport GP Inc. is the sole partner of Obelysk Transport LP. The directors, officers and controlling persons of Obelysk Transport GP Inc. are John Ivan Bitove, Stewart Lyons, the President of the Company, Ryan Lausman, Jonathan Bitove and Michael Washinushi, the Chief Financial Officer of the Company. As such, Messrs. Bitove, Lyons and Washinushi may each be deemed to have or share beneficial ownership of the securities held directly by the Obelysk Entities. The address for each of the persons and entities identified in this footnote is: TD Canada Trust Tower, Brookfield Place, 161 Bay Street, Suite 2300, P.O. Box 222, Toronto ON M5J 2S1.
6.Pursuant to a Schedule 13G/A filed with the SEC on February 10, 2023, consists of 1,422,727 shares of our Class A Common Stock held by FMR LLC and certain of its subsidiaries and affiliates, and other companies that beneficially own, or that may be deemed to beneficially own the securities. All such accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (as amended, the “Investment Company Act”), to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for each of the persons and entities identified in this footnote is 245 Summer Street, Boston, Massachusetts 02210.
7.Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2023, consists of (i) 890,999 shares of our Class A Common Stock held of record by Valor Bird Holdings, LLC; (ii) 2,100,939 shares of our Class A Common Stock held of record by Valor Bird Fund IV Grant Holdings LLC; (iii) 4,201,878 shares of our Class A Common Stock held of record by Valor Bird Fund V Grant Holdings LLC; (iv) 4,131,348 shares of our Class A Common Stock held of record by Valor Fund V Bird Holdings, L.P.; and (v) 820,860 shares of our Class A Common Stock held of record by Valor R&D Series LLC - Series CP, CY and EZ (collectively, the “Valor Bird Funds”). Valor Fund V Bird GP Holdings, LLC is the general partner of Valor Fund V Bird Holdings L.P. and Valor R&D Management LLC is the manager of Valor R&D Series LLC (Series CP, CY, & EZ). Valor Management L.P. is the managing member of Valor Equity Capital IV LLC, which is the general partner of Valor Equity Associates IV L.P., which, in turn, is the general partner of Valor Equity Partners IV L.P., which serves as the managing member of Valor Bird Fund IV Grant Holdings LLC. Valor Management L.P. is the managing member of Valor Equity Capital V LLC, which is the general partner of Valor Equity Associates V L.P., which, in turn, is the general partner of Valor Equity Partners V L.P., which serves as the managing member of Valor Bird Fund V Grant Holdings LLC. Decisions regarding the voting and disposition of the shares held by the Valor Bird Funds other than Valor R&D Series LLC (Series CP, CY, & EZ) are made through an investment committee at the Valor Equity Associates IV L.P. and Valor Equity Associates V L.P. level that consists of at least three individuals. The address for each of the persons and entities identified in this footnote is c/o Valor Equity Partners, 875 North Michigan Avenue, Suite 3214, Chicago, Illinois 60611.
8.Consists of (i) 1,381,398 shares of Class X Common Stock held by Mr. VanderZanden and (ii) 184,132 shares of Class A Common Stock held by Mr. VanderZanden. Shares of Class X Common Stock are convertible on a one-to-one basis into shares of Class A Common Stock at the option of the holder. Except as otherwise expressly provided in the Amended and Restated Certificate of Incorporation or by applicable law, each holder of Class X Common Stock has the right to 20 votes per share of Class X Common Stock outstanding and held of record by such holder.
9.Consists of (i) 93,161 shares of Class A Common Stock held by Mr. Torchiana, (ii) 33,505 shares of Class A Common Stock issuable to Mr. Torchiana upon the vesting of RSUs within 60 days of July 24, 2023, and (iii) 10,849 shares of Class A Common Stock issuable to Mr. Torchiana upon the exercise of options exercisable within 60 days of July 24, 2023.
10.Consists of 27,693 shares of Class A Common Stock held by Mr. Lu as of April 5, 2023. Mr. Lu separated from the Company on January 3, 2023.
11.Consists of (i) 16,747 shares of Class A Common Stock held by Mr. Bradley as of July 24, 2023, and (ii) 10,220 shares of Class A Common Stock issuable to Mr. Bradley within 60 days of July 24, 2023. Mr. Bradley separated from the Company on April 8, 2023.
12.Consists of (i) 343,890 shares of Class A Common Stock held by Mr. Lyons as of July 24, 2023, of which (a) 155,129 shares are held by Mr. Lyons directly and (b) 172,095 of which are held by 2136305 Ontario, Inc., which Mr. Lyons may be deemed to have or share beneficial ownership, and (ii) 16,667 shares of Class A Common Stock issuable to Mr. Lyons upon the vesting of RSUs within 60 days of July 24, 2023, and (iii) 1,454,804 shares of our Class A Common Stock issuable upon conversion of the convertible promissory notes owned of record by the Obelysk Entities. See footnote 5. Mr Lyons was appointed President of the Company effective January 3, 2023.
13.Consists of (i) 23,941 shares of Class A Common Stock held by Mr. Washinushi as of July 24, 2023 (ii) 16,667 shares of Class A Common Stock issuable to Mr. Washinushi upon the vesting of RSUs within 60 days of July 24, 2023, and (iii) 1,454,804 shares of our Class A Common Stock issuable upon conversion of the convertible promissory notes owned of record by the Obelysk Entities. See footnote 5. Effective January 3, 2023, Michael Washinushi was appointed to the position of Chief Executive Officer of the Company.

14.Consists of (i) 207,096 shares of Class A Common Stock held by Mr. Bitove, and (ii) 1,454,804 shares of our Class A Common Stock issuable upon conversion of the convertible promissory notes owned of record by the Obelysk Entities, of which Mr. Bitove may be deemed to have or share beneficial ownership. See footnote 5.
15.Includes 20,000 shares of Class A Common Stock held by Mr. Evershed.
16.Consists of (i) 12,136 shares of Class A Common Stock held by Mr. Komin and (ii) 1,000 shares of Class A Common Stock issuable to Mr. Komin upon the vesting of RSUs within 60 days of July 24, 2023.
17.Consists of (i) 9,414 shares of Class A Common Stock held by Mr. Mutrie and (ii) 313,050 shares of Class A Common Stock and 262,000 shares of Class A Common Stock issuable upon exercise of warrants within 60 days of July 24, 2023, in each case, owned of record by NGP Switchback II, LLC, of which Mr. Mutrie may be deemed to have or share beneficial ownership. Mr. Mutrie disclaims any such beneficial ownership of such securities. As described in a Schedule 13G/A filed with the SEC on February 9, 2022, NGP Switchback II, LLC is the record holder such securities. Scott K. McNeill is a manager and the Co-Chief Executive Officer of NGP Switchback II, LLC. James E. Mutrie, one of our directors, is a manager and the Co-Chief Executive Officer of NGP Switchback II, LLC. As such, Messrs. McNeill and Mutrie may be deemed to have or share beneficial ownership of the securities held directly by NGP Switchback II, LLC. Messrs. McNeill and Mutrie disclaim any such beneficial ownership of such securities. Christopher G. Carter, Scott Gieselman, Sam Stoutner, and Philip J. Deutch are managers of NGP Switchback II, LLC. In addition, NGP ETP III Investments, LLC directly or indirectly owns a majority of the limited liability company interests of NGP Switchback II, LLC through its wholly owned subsidiary, NGP ETP III Investments, LLC, and NGP ETP III Investments, LLC’s majority owned subsidiary, NGP Energy Technology Partners III, LLC. NGP XII US Holdings, L.P. is the sole member of NGP ETP III Investments, LLC, NGP XII Holdings GP, L.L.C. is the sole general partner of NGP XII US Holdings, L.P., and NGP Natural Resources XII, L.P. is the sole member of NGP XII Holdings GP, L.L.C. G.F.W. Energy XII, L.P. is the sole general partner of NGP Natural Resources XII, L.P., and GFW XII, L.L.C. is the sole general partner of G.F.W. Energy XII, L.P. GFW XII, L.L.C. has delegated full power and authority to manage NGP XII US Holdings, L.P. to NGP Energy Capital Management, L.L.C. Christopher G. Carter, Craig Glick, and Jill Lampert serve on the Executive Committee of NGP Energy Capital Management, L.L.C. The address for each of the entities and persons identified in this footnote is 2850 N. Harwood Street, 19th Floor, Dallas, Texas 75201.
18.Consists of 1,454,804 shares of Class A Common Stock issuable upon the conversion of convertible promissory notes owned of record by the MKB Funds, of which Mr. Occhionero may be deemed to have or share beneficial ownership. See footnote 2.
19.Consists of (i) 11,996 shares of Class A Common Stock held by Ms. Russell and (ii) 586 shares of Class A Common Stock issuable to Ms. Russell upon the vesting of RSUs within 60 days of July 24, 2023.
20.Reflects 10,000 shares of Class A Common Stock held by Mr. Ryan as of July 24, 2023.
21.Consists of 1,454,804 shares of Class A Common Stock issuable upon the conversion of convertible promissory notes owned of record by the Relay Entities, of which Mr. Talbot may be deemed to have or share beneficial ownership. See footnote 4.
22.Consists of (i) 915,766 shares of Class A Common Stock, (ii) 1,381,398 shares of Class X Common Stock, (iii) 68,425 shares of Class A Common Stock issuable upon the vesting of RSUs within 60 days of July 24, 2023, (iv) 10,889 shares of Class A Common Stock issuable upon the exercise of options exercisable within 60 days of July 24, 2023, (v) 575,050 shares of Class A Common Stock issuable upon the exercise of warrants exercisable within 60 days of July 24, 2023, and (vi) 4,364,412 shares of Class A Common Stock issuable upon the conversion of convertible promissory notes within 60 days of July 24, 2023, in each case, held of record by such individual or with respect to which such individual may be deemed to have or share beneficial ownership.

DISSENTERS’ RIGHTS
Under the DGCL, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the Stockholder Actions.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our President (Stewart Lyons) and certain members of our Board of Directors (Messrs. Bitove, Occhionero and Talbot) either directly acquired or are directors, partners, officers and/or employees of entities that were previous stockholders of Bird Canada which acquired the Notes as a result of the Bird Canada Acquisition. The conversion feature of the Notes is subject to the Issuance to be acted upon in this Information Statement and, therefore, the foregoing directors have an interest in the Issuance.

Other than the foregoing, no director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Stockholder Actions.

DISTRIBUTION AND COSTS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the we have received contrary instructions from one or more of the security holders. We will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us or calling us at the contract information below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports. Our contact information is: Bird Global, Inc., Attention: Secretary, 392 NE 191st Street #20388 Miami, Florida 33179, (866) 205-2442.
We will pay the cost of preparing, printing and distributing this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Our SEC filings are available to the public on the internet at a website maintained by the SEC located at http://www.sec.gov. Those filings are also available to the public on, or accessible through, our website under the heading “SEC Filings” at ir.bird.co. Information contained on our website is not a part of this Information Statement and the inclusion of our website address in this Information Statement is an inactive textual reference only.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

•
our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023, as supplemented by our Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the SEC on May 1, 2023;

•	our Quarterly Reports on Form 10-Q for the three months ended March 31, 2023 filed with the SEC on May 15, 2023 and the six months ended June 30, 2023 filed with the SEC on August 9, 2023;

•	our Proxy Statement on Schedule 14A for a special meeting of stockholders filed with the SEC on May 3, 2023; and

•
our Current Reports on Form 8-K filed with the SEC on January 3, 2023, March 10, 2023, May 11, 2023, May 18, 2023, May 26, 2023, June 30, 2023, August 10, 2023 and September 5, 2023 and our Current Report on Form 8-K/A filed with the SEC on August 18, 2023.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain copies of the Information Statement and the documents incorporated by reference in this Information Statement, including the Annual Report, through our website, ir.bird.co, and from the SEC at its website, www.sec.gov, or by making written or telephone requests for such copies to:

Bird Global, Inc.
Attention: Secretary
392 NE 191st Street #20388
Miami, Florida 33179
(866) 205-2442

By Order of the Board of Directors

/s/ Ellen Beardsley
Ellen Beardsley

Corporate Secretary
September 15, 2023

                        Exhibit A
WRITTEN CONSENTS

Exhibit A-1
December Consent

ACTION BY WRITTEN CONSENT
OF THE MAJORITY STOCKHOLDER
OF BIRD GLOBAL, INC.
ON
DECEMBER 30, 2022

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”) and the Amended and Restated Bylaws (the “Bylaws”) of Bird Global, Inc., a Delaware corporation (the “Company”), the undersigned stockholder, being the holder of 34,534,930 shares of Class X common stock, par value of $0.0001 per share (the “Class X Common Stock”), of the Company, which represents a majority of the voting power of all of the issued and outstanding common stock of the Company (the “Requisite Parent Company Stockholder”), hereby takes the following actions and adopts the following resolutions by written consent. This written consent will be filed in the minute book of the Company. Approval of the Proposed Financing and the Transaction Documents.

WHEREAS, the Company proposes to enter into a note purchase agreement, substantially in the form attached hereto as Exhibit A (the “Note Purchase Agreement”), with the purchasers named therein (the “Investors”) and U.S. Bank Trust Company, National Association, as collateral agent, pursuant to which the Company will issue and sell secured convertible notes to the Investors in an aggregate principal amount of up to $57,077,674 (the “Notes”), in private placement transactions exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Proposed Financing”), which Notes shall be convertible pursuant to the terms of the Note Purchase Agreement, at the Company’s option, into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and, together with the Class X Common Stock, the “Common Stock”) (such shares of Class A Common Stock as may be issued upon such conversions, the “Conversion Shares”);

WHEREAS, the Company proposes to enter into a share purchase agreement, substantially in the form attached hereto as Exhibit B (the “Share Purchase Agreement”), with Bird Canada, Inc. (“Bird Canada”), the sellers named therein (the “BC Sellers”) and the other parties thereto, pursuant to which the Company will, among other things, acquire (the “Acquisition”) 100% of the issued and outstanding shares of Bird Canada in exchange for the issuance by the Company to the BC Sellers of an aggregate principal amount of $26,977,675 of Notes, 18,204,365 shares of Class A Common Stock (the “Acquisition Shares” and, together with the Conversion Shares and any shares issuable upon exercise of options issued in the Acquisition, the “Shares”);

WHEREAS, in connection with the Note Purchase Agreement and the Share Purchase Agreement, the Board of Directors of the Company (the “Board”) has determined it is in the best interest of the Company and its stockholders for the Company to enter into a Voting Agreement, substantially in the form attached hereto as Exhibit C (the “Voting Agreement” and, together with the Note Purchase Agreement, the Notes and the Share Purchase Agreement, the “Transaction Documents”), with certain of the Investors and the Requisite Parent Company Stockholder, which provides, subject to the terms and conditions thereof, for so long as the Investors and certain of their affiliates collectively continue to beneficially own, directly or indirectly, the Required Threshold (as defined in the Voting Agreement), that the Investors have the right, among other rights, to designate up to five individuals to be nominated for election to the Board (the “Investor Designees”), that Travis VanderZanden, until the earlier of the termination of the Voting Agreement, will vote in favor of the election of the Investor Designees to the Board, and that the Company and its stockholders shall take all actions necessary so that the Board shall be comprised of no more than nine directors;

WHEREAS, the Board has determined that the Transaction Documents and the transactions contemplated thereby, including the Proposed Financing and the Acquisition, are advisable and consistent with, and in furtherance of, the business strategies and goals of the Company and that it is therefore in the best interests of the Company and its stockholders for the Company to enter into the Transaction Documents and to consummate the transactions contemplated thereby, including the Proposed Financing and the Acquisition, pursuant to the terms and conditions set forth in each of the Transaction Documents;

WHEREAS, the Board has directed that the Transaction Documents be submitted to the Requisite Parent Company Stockholder for consideration and approval; and

WHEREAS, the Board has resolved to recommend that the stockholders of the Company vote to adopt the Transaction Documents and authorize the Company to enter into the Transaction Documents and to consummate the transactions contemplated thereby.

NOW, THEREFORE, BE IT RESOLVED, that, subject to the terms and conditions set forth in the Transaction Documents, and pursuant to the Company’s Amended and Restated Certificate of Incorporation and the Bylaws, the Requisite Parent Company Stockholder hereby consents to the adoption of the Transaction Documents (together with such changes and amendments thereto as are effected pursuant to authority granted by the Board) and that the Transaction Documents and the consummation of the transactions contemplated thereby, including the Proposed Financing and the Acquisition, be, and hereby are, authorized, adopted and approved in all respects, including for purposes of Section 228 of the DGCL. Approval of the Issuance of Conversion Shares

WHEREAS, the Company is subject to Rule 312.03(c) and, if applicable to the Proposed Financing and the Acquisition, 312.03(d) of the New York Stock Exchange Listed Company Manual (the “Relevant NYSE Rules”), which require approval of stockholders by a majority of votes cast, respectively, (i) prior to the issuance of common stock or securities convertible into or exercisable for common stock if (x) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exercisable for common stock, or (y) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into or exercisable for common stock and (ii) prior to an issuance that will result in a change of control of the issuer;

WHEREAS, pursuant to the Share Purchase Agreement, the Company proposes to issue 18,204,365 shares of Class A Common Stock and 4,668,927 options to purchase shares of Class A Common Stock;

WHEREAS, subject to the terms and conditions set forth in the Note Purchase Agreement, assuming that the Company makes all interest payments on the Notes in kind and settles all conversions of the Notes by delivering shares of Class A Common Stock to the maximum extent permitted under the Note Purchase Agreement and at the lowest share price and highest conversion rate permitted under the Note Purchase Agreement, the number of Conversion Shares issuable upon conversion of the Notes would be over 250,000,000 shares (as adjusted pursuant to Section 2.5(d) of the Note Purchase Agreement) (the “Maximum Conversion Amount”);

WHEREAS, because the issuance of the Shares (including Conversion Shares in an amount up to the Maximum Conversion Amount) exceeds the thresholds established by the Relevant NYSE Rules, the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount must be approved by a majority of votes cast by the Company’s stockholders with respect thereto;

WHEREAS, as of the date hereof, the Requisite Parent Company Stockholder owns a majority in voting power of the issued and outstanding Common Stock, and therefore holds the requisite voting power to approve the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount in accordance with the Relevant NYSE Rules;

WHEREAS, the Board has determined that the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount is advisable and consistent with, and in furtherance of, the business strategies and goals of the Company and that it is therefore in the best interests of the Company and its stockholders for the Company to approve such issuance, pursuant to the terms and conditions set forth in each of the Transaction Documents;

WHEREAS, pursuant to the Note Purchase Agreement, the Board has directed that the approval of the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount be submitted to the Requisite Parent Company Stockholder for consideration and approval;

WHEREAS, the Board has resolved to recommend that the stockholders of the Company vote to approve the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount and authorize the Company to consummate the transactions contemplated thereby;

WHEREAS, the Requisite Parent Company Stockholder has determined to approve the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount and the transactions relating thereto; and

WHEREAS, the Requisite Parent Company Stockholder has determined that such approval shall be irrevocable, and the Requisite Parent Company Stockholder has determined to take no subsequent act that would revoke the approval contained in this consent.

NOW THEREFORE BE IT RESOLVED, that issuance of Conversion Shares in an amount up to the Maximum Conversion Amount be, and hereby is, authorized, adopted and approved in all respects, including, for avoidance of doubt, for purposes of the Requisite NYSE Rules;

FURTHER RESOLVED, that this consent shall be effective immediately upon (i) the approval by the Board of the Proposed Financing and the Acquisition and the related reservation of the Conversion Shares for purposes of the Relevant NYSE Rules, (ii) the execution by an officer of the Company of the Transaction Documents and (iii) at least 20 calendar days after the date of mailing to the Company’s stockholders of a related information statement in accordance with the requirements of Section 14(c) and Regulation 14C of the U.S. Securities Exchange Act of 1934, as amended, including all necessary amendments, exhibits and other documents related thereto;

FURTHER RESOLVED, that the approval of the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount contemplated in the above resolutions shall be irrevocable and no action subsequently taken by the Requisite Parent Company Stockholder after the date of this written consent shall revoke the approvals contained in this written consent; and

FURTHER RESOLVED, that any officer or other duly authorized representative of the Company be, and each of them individually hereby is, authorized, empowered and directed to deliver this written consent to the Company and to take all such other action as may be deemed necessary or advisable to effect the approval of the issuance of Conversion Shares in an amount up to the Maximum Conversion Amount.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned stockholder has executed this Action by Written Consent. This action shall be filed with the minute book of the Company. Any copy, facsimile or other reliable reproduction of this action may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction be a complete reproduction of the entire original writing.

December 30, 2022                        /s/ Travis VanderZanden
Dated                                Name: Travis VanderZanden

Exhibit A-2

February Consent

WRITTEN CONSENT OF THE
MAJORITY STOCKHOLDER OF
BIRD GLOBAL, INC.

The undersigned, being the majority holder (the “Majority Stockholder”) of the voting power of the shares of common stock, par value $.0001 per share (the “Common Stock”) of Bird
Global, Inc., a Delaware corporation (the “Company”), acting in accordance with Section 141(f)
of the General Corporation Law of the State of Delaware (the “DGCL”), hereby takes the following actions and adopt the following recitals and resolutions by written consent in lieu of a meeting:

2021 Plan Amendment

WHEREAS, the Company maintains the Bird Global, Inc. 2021 Incentive Award Plan (the “Plan”);

WHEREAS, pursuant to Sections 3.1 and 10.4 of the 2021 Plan, the Board (as the Administrator of the Plan, as defined therein) may amend the Plan at any time, subject to stockholder approval;

WHEREAS, the Board has unanimously approved a proposed First Amendment to the Plan (the “Plan Amendment”), pursuant to which the Plan would be amended to increase the Overall Share Limit (as defined in the Plan) to a total of 62,231,929 Shares; and

WHEREAS, as Majority Stockholder holding the majority of the voting power of the Common Stock entitled to vote to approve the Plan Amendment, the Majority Stockholder deems it in the best interests of the Company and the stockholders to approve the Plan Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan Amendment be, and hereby is, approved, effective as of the 20th calendar day following the date on which the Information
Statement (as defined below) is sent to the Company’s stockholders (the “Effective Date”), subject to approval by the stockholders of the Company within 12 months before or after the Effective Date;

RESOLVED FURTHER, that, effective as of the Effective Date, (i) the issuance of Shares (as defined in the Plan) pursuant to the Plan be, and hereby is, authorized and approved, and (ii) an aggregate number of Shares equal to the Overall Share Limit, as amended by the Plan Amendment (such amount to be increased by adjustments, if any, made pursuant to the Plan) be reserved out of the authorized but unissued Shares for issuance pursuant to the Plan and, when issued pursuant to awards to be granted under the Plan in accordance with the terms thereof and for the consideration stated therein, such Shares shall be duly authorized, validly issued, fully paid, and non-assessable; and

RESOLVED FURTHER, that any officer of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to execute and deliver (or cause to be executed and delivered) the Plan Amendment and such other documents, instruments, and certificates, and to take all such steps and do all such acts and things as they may deem necessary or desirable to carry out the purposes and intents of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned, being the Majority Stockholder, does hereby execute this Written Consent on the date set forth opposite each such undersigned’s name.

February 7, 2023                        /s/ Travis VanderZanden
Date                                Name: Travis VanderZanden

Exhibit A-3

March Consent

WRITTEN CONSENT OF THE
MAJORITY STOCKHOLDER OF
BIRD GLOBAL, INC.

The undersigned, being the majority holder (the “Majority Stockholder”) of the voting power of the shares of common stock, par value $.0001 per share (the “Common Stock”) of Bird Global, Inc., a Delaware corporation (the “Company”), acting in accordance with Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”), hereby takes the following actions and adopt the following recitals and resolutions by written consent in lieu of a meeting:

Appointment of Phil Evershed and Phil Ryan to the Board of Directors of Bird Global

WHEREAS, the Board of Directors (the “Board”) of the Company has unanimously appointed Phil Evershed and Phil Ryan to serve as members of the Board of Directors of the Company;

WHEREAS, pursuant to Article VI(D) of the Certificate of Incorporation of the Company (the “Charter”), any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled . . . “until the Sunset Date, only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors”; and

WHEREAS, as Majority Stockholder holding the majority of the voting power of the Common Stock entitled to vote at an election of directors, the Majority Stockholder deems it in the best interests of the Company and the stockholders to appoint Phil Evershed and Phil Ryan to serve as members of the Board of Directors of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, each of Phil Evershed and Phil Ryan is hereby appointed to serve as members of the Board of Directors of the Company, to serve in such office in accordance with the Charter and the amended and restated bylaws of the Company (the “Bylaws”).

General

RESOLVED, that any officer of the Company be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to take such actions as they may deem necessary or desirable to carry out the purposes and intents of the foregoing resolutions.

RESOLVED FURTHER, that all acts and things heretofore done by any such officers, or by any other employees or agents of the Company, on or prior to the date of the foregoing resolutions, in connection with the transactions contemplated by the foregoing resolutions be, and the same hereby are, in all respects ratified, confirmed, approved and adopted as acts on behalf of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, being the Majority Stockholder, does hereby execute this Written Consent on the date set forth opposite each such undersigned’s name.

Effective:	March 26, 2023	/s/ Travis VanderZanden

Exhibit B-1

FIRST AMENDMENT TO
BIRD GLOBAL
2021 INCENTIVE AWARD PLAN

This First Amendment (this “Amendment”) to the Bird Global, Inc. 2021 Incentive Award Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of Bird Global, Inc., a Delaware corporation (the “Company”), effective as of the Amendment Effective Date (as defined below). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A. The Company currently maintains the Plan.

B. Pursuant to Sections 3.1 and 10.4 of the Plan, the Board has the authority to amend the Plan at any time, and will obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable law.

C. The Board believes it is in the best interests of the Company and its stockholders to amend the Plan to increase the Overall Share Limit as set forth herein, effective as of the 20th calendar day immediately following the date on which the Company sends an information statement pursuant to Rule 14c-1 of the Securities Exchange Act of 1934, as amended (the “Information Statement”) to the Company stockholders (such 20th calendar day, the “Amendment Effective Date”).

AMENDMENT

The Plan is hereby amended as follows, effective as of the Amendment Effective Date, except as otherwise provided below:

1.Section 11.31. Section 11.31 of the Plan is hereby deleted and replaced in its entirety with the following, subject to approval by the stockholders of the Company within 12 months before or after the Amendment Effective Date:

“ ‘Overall Share Limit’ means the sum of (a) 62,231,929 Shares, (b) any Shares which, as of the Effective Date, are subject to Prior Plan Awards which, on or following the Effective Date, become available for issuance under the Plan pursuant to Article IV (which aggregate number added to the Overall Share Limit shall not exceed 17,820,688 Shares), (c) the Earnout Share Reserve and (d) the Management Reserve Shares. In addition, on the first day of each calendar year beginning on and including January 1, 2023 and ending on and including January 1, 2031, the Overall Share Limit shall be increased by a number of Shares equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.”

2.This Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within 12 months before or after the Amendment Effective Date.

3.Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

* * * * *

Exhibit B-2

FIRST AMENDMENT TO
BIRD GLOBAL
2021 INCENTIVE AWARD PLAN
(MARKED)

This First Amendment (this “Amendment”) to the Bird Global, Inc. 2021 Incentive Award Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of Bird Global, Inc., a Delaware corporation (the “Company”), effective as of the Amendment Effective Date (as defined below). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A. The Company currently maintains the Plan.

B. Pursuant to Sections 3.1 and 10.4 of the Plan, the Board has the authority to amend the Plan at any time, and will obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable law.

C. The Board believes it is in the best interests of the Company and its stockholders to amend the Plan to increase the Overall Share Limit as set forth herein, effective as of the 20th calendar day immediately following the date on which the Company sends an information statement pursuant to Rule 14c-1 of the Securities Exchange Act of 1934, as amended (the “Information Statement”) to the Company stockholders (such 20th calendar day, the “Amendment Effective Date”).

AMENDMENT

The Plan is hereby amended as follows, effective as of the Amendment Effective Date, except as otherwise provided below:

1.Section 11.31. Section 11.31 of the Plan is hereby deleted and replaced in its entirety with the following, subject to approval by the stockholders of the Company within 12 months before or after the Amendment Effective Date:

“ ‘Overall Share Limit’ means the sum of (a) 2,489,278 Shares*, (b) any Shares which, as of the Effective Date, are subject to Prior Plan Awards which, on or following the Effective Date, become available for issuance under the Plan pursuant to Article IV (which aggregate number added to the Overall Share Limit shall not exceed 17,820,688 Shares), (c) the Earnout Share Reserve and (d) the Management Reserve Shares. In addition, on the first day of each calendar year beginning on and including January 1, 2023 and ending on and including January 1, 2031, the Overall Share Limit shall be increased by a number of Shares equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.”

2.This Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within 12 months before or after the Amendment Effective Date.

3.Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

* This represents the Shares post-reverse stock split.

* * * * *